Securities Act Registration No. 333-21962

Investment Company Act Registration No. 811-138045

As filed with the Securities and Exchange Commission on March 12, 2012

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___

☐

Post-Effective Amendment No.    15

☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.    16

☒

(Check appropriate box or boxes.)

Epiphany Funds

(Exact Name of Registrant as Specified in Charter)

106 Decker Court

Suite 226

Irving, Texas  75062

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code:  (800) 944-4606

Samuel J. Saladino III

106 Decker Court

Suite 226

Irving, Texas  75062

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

☒ Immediately upon filing pursuant to paragraph (b)

☐ On (date)  pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐   75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS March 12, 2012 Epiphany FFV Latin America Fund Class A shares Class C shares Class N shares

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARY

FUND DETAILS

PRINCIPAL INVESTMENT STRATEGY INFORMATION

PRINCIPAL INVESTMENT RISK INFORMATION

FUND OPERATIONS

INVESTING WITH EPIPHANY

CHOOSING A CLASS OF SHARES

OPENING AN ACCOUNT

EXCHANGING SHARES

REDEEMING SHARES

DISTRIBUTION PLAN

CALCULATING SHARE PRICE

DIVIDENDS, DISTRIBUTIONS, AND TAXES

PRIVACY POLICY

FOR MORE INFORMATION, SEE BACK COVER

FUND SUMMARY

Investment Objective

The Epiphany FFV Latin America Fund seeks long term growth of capital.  Fees and Expenses

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Epiphany Funds.  More information about these and other discounts is available from your financial professional and in the "Investing with Epiphany" section of the Fund's prospectus and in the "Sales Charges" section of the Fund's Statement of Additional Information.

Shareholder fees (paid directly from your investment):

	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the offering price at time of purchase or the net asset value at the time of redemption)	None	1.00%	None
Maximum Sales Charge (Load) on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of the amount redeemed, if redeemed within 60 days of purchase)	2.00%	2.00%	2.00%
Fee for Redemptions Paid by Wire Transfer	$10	$10	$10

Annual Fund operating expenses (expenses deducted from Fund assets):

	Epiphany FFV Latin America Fund
	Class A	Class C	Class N
Management Fees	1.00%	1.00%	1.00%
Distribution [and/or Service] (12b-1) Fees	0.25%	1.00%	0.25%
Other Expenses (2)	0.50%	0.50%	0.50%
Acquired Funds Fees and Expenses	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses(2)	1.81%	2.56%	1.81%
Fee Waiver and/or Expense Reimbursement (1)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses (after Fee Waiver and Expense Reimbursement)	1.81%	2.56%	1.81%

1)

The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.75% of the average daily net assets for Class A and Class N shares and 2.50% of the average daily net assets for Class C shares through February 28, 2013  The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days’ notice to shareholders.

2)

Because the Fund is a new fund, the “Other Expenses” are based on estimated amounts for the current fiscal year.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as described in the Fees and Expenses table.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Epiphany FFV Latin America Fund – Class A	$675	$1,041
Epiphany FFV Latin America Fund Class C	$359	$796
Epiphany FFV Latin America Fund Class C (no redemption)	$259	$796
Epiphany FFV Latin America Fund – Class N	$184	$569

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategy

The Epiphany FFV Latin America Fund invests, under normal circumstances, at least 80% of its assets, in equity securities of companies based in Latin America, including Mexico, Central and South America that pass the Socially Responsible Investment Screens, an exclusionary screening practice used by Trinity Fiduciary Partners, LLC (the "Adviser").  FFV refers to Faith and Family Values and represents the underlying theme of the social screening.  Trinity Fiduciary Partners, LLC (the “Adviser”) defines a Latin American company as one that derives 50% of its income, profits or assets in Latin America.

The Socially Responsible Investment Screens are applied to countries and potential securities before any investment is initiated. Application of the exclusionary screening is based on information known about the company by the Adviser or gleaned by third parties that compile and publish such data. The screening is consistent with the USCCB (U.S. Conference of Catholic Bishops) Socially Responsible Investment Guidelines.

A country will generally be excluded from the Fund if it falls under the following categories:

•

Government is not a Democracy;

•

Lacks economic freedom, i.e. not a free market economy;

•

Lacks consistent foreign investment rules;

•

Has not adopted or does not enforce customary labor laws and/or appropriate labor policies.

According to Socially Responsible Investment Screens, a company will generally be excluded from the Fund that is known to:

•

Directly participate in abortion;

•

Manufacture contraceptives;

•

Engage in scientific research on human fetuses or embryos;

•

Produce pornographic media content, or contributes to sexually explicit internet operations or retail sales ;

•

Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

From these eligible securities, the portfolio managers apply economic and investment criteria to select up to 70 equity securities for the Fund's portfolio that are consistent with the Fund’s investment objective and its 80% investment policy. The portfolio managers may, but are not obligated to, sell a security when it no longer passes the criteria established by Socially Responsible Investment Screens. The Fund may also sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity. Whether to hold or sell a security in the Fund that no longer passes the exclusionary screening is at the discretion of the Adviser who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company, or as a means to defer or eliminate trading costs associated with the sale of the security. The Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests. Otherwise, the Fund intends to remain fully invested. In addition to common stocks, from time to time the Fund may purchase other equities such as real estate investment trusts ("REITs"), preferred stocks, shares of other investment companies and exchange traded funds ("ETFs"), including inverse ETFs, mainly as an alternative to holding cash prior to investment or to create desired country exposures. The underlying securities of these other equities will not be subject to the Socially Responsible Screen.

Eligible securities include shares listed on the major U.S. exchanges as well as American Depository Receipts (ADRs). When a U.S.-listed security or ADR is not available for a company, the Fund may purchase ordinary shares through the company’s domestic exchange. The Fund may invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively).

Portfolio construction for the Fund is designed to minimize risk and produce an extensively diversified portfolio. In order to accomplish Latin American diversification, assets will be selected in conjunction to their respective countries of domicile. The Fund will only invest in countries that first pass the exclusion screening. Socially responsible countries will then be weighted based on extensive research on numerous political and economic factors.

Individual securities will be selected based on a bottom-up process to correlate with the respective weights given to the chosen countries of domicile. Factors including valuation, financial ratios, historical and forecasted growth, liquidity, capital structure and balance sheet strength, corporate governance, earnings estimates and analysts’ recommendations, among others will be evaluated.

Analysis will be performed using both internal and external research, supplemented with information gathered through the relationships built by one of the portfolio managers in his 35 years of Latin American business and investing experience.  The Fund will seek out the most attractive investment opportunities within each country while taking into consideration sector allocations that best represent the region.  The portfolio managers may, but are not obligated to, sell a security when it no longer passes the criteria established by the Socially Responsible Investment Screens.  The Fund may also sell a security when the portfolio manager determines that other eligible securities offer a more attractive investment opportunity.  Whether to hold or sell a security in the Fund that no longer passes the Socially Responsible Investment Screens is at the discretion of the Adviser who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security.

Principal Risks

Because the securities the Fund holds will fluctuate in price, the value of your investment in the Fund will go up and down.  You could lose money.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or other government agency.

The Fund is subject to several risks, any of which could cause an investor to lose money.  Below are some specific risks of investing in the Fund.

Currency Risk.  Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the Non-U.S. market in which the Fund invests depreciates against the U.S. dollar.

Emerging Markets Risk.  The risks of foreign investing are heightened for securities of companies in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging market securities are susceptible to illiquid trading markets, governmental interference, and restrictions on gaining access to sales proceeds.

Equity Securities Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

ETF and Other Investment Company Risk.  The Fund may invest in ETFs, and other investment companies ("Underlying Funds"), as an alternative to holding cash before investment or as a way to hedge risk.  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Foreign Exposure Risk. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Latin America Geographic Risk. Because the Fund concentrates the investments in Latin America, the Fund's performance is expected to be closely tied to social, political, and economic conditions within Latin America and to be more volatile than the performance of more geographically diversified funds.  These specific risks include domestic instability, lack of sufficient infrastructure and internal political disputes resulting in inefficient government.

Mid-Cap and Small-Cap Risk.  Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies.  Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.  These risks are higher for small-cap companies.

Moral Investing Risk.  The Adviser invests in equity securities only if they meet both the Fund’s investment and moral requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations.

REIT Risk.  The Funds may invest in REITs.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.

Valuation Risk. Because non-US exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations.  In the future, the Fund's performance will be provided in this section.

The Investment Adviser

Trinity Fiduciary Partners LLC (“Trinity”) is the Fund’s investment adviser.

Portfolio Managers

Javier Creixell, Managing Member of Trinity Fiduciary Partners, LLC, Samuel J. Saladino III, CEO and Portfolio Manager of Trinity Fiduciary Partners LLC have been the Fund’s portfolio managers since the Fund’s inception in 2012.

Purchase and Sale of Fund Shares

The minimum investment for all Class shares is $1,000, with minimum subsequent investments of $250.You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment.

You may buy (purchase) and/or sell (redeem) your shares by mail by sending your request to:

Epiphany Funds

c/o Gemini Fund Services

4020 South 147th Street, Suite 2

Omaha, NE 68137

You may also redeem your shares by calling the transfer agent at 1-800-320-2185.

Taxes

The Fund’s distributions are typically taxed as capital gains.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. For these accounts, taxes are typically paid when funds are withdrawn from the account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

FUND DETAILS

PRINCIPAL INVESTMENT STRATEGY INFORMATION

Principal Investment Strategy

The Epiphany FFV Latin America Fund invests, under normal circumstances, at least 80% of its assets, in equity securities of companies based in Latin America, including Central and South America that pass the Socially Responsible Investment Screens, an exclusionary screening practice used by Trinity Fiduciary Partners, LLC (the "Adviser").   The Adviser defines a Latin American company as one that derives 50% of its income, profits or assets in Latin America.   FFV refers to Faith and Family Values and represents the underlying theme of the social screening. The Fund’s investment objective is not a fundamental policy, and may be changed by the Board of Trustees without shareholder approval upon 60 days written notice.

The Socially Responsible investment screens are applied to countries and potential securities before any investment is initiated. Application of the exclusionary screening is based on information known about the company by the Adviser or gleaned by third parties that compile and publish such data.  The screening is consistent with the USCCB (U.S. Conference of Catholic Bishops) Socially Responsible Investment Guidelines.

A country will generally be excluded from the Fund if it falls under the following categories:

•

Government is not a Democracy;

•

Lacks economic freedom, i.e. not a free market economy;

•

Lacks consistent foreign investment rules;

•

has not adopted or does not enforce customary labor laws and/or appropriate labor policies.

According to Socially Responsible Investments, a company will generally be excluded from the Fund that is known to:

•

Directly participate in abortion;

•

Manufacture contraceptives;

•

Engage in scientific research on human fetuses or embryos;

•

Produce pornographic media content, or contributes to sexually explicit internet operations or retail sales ;

•

Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

From these eligible securities, the portfolio managers apply economic and investment criteria to select up to 70 equity securities for the Fund's portfolio that are consistent with the Fund’s investment objective and its 80% investment policy. The portfolio managers may, but are not obligated to, sell a security when it no longer passes the criteria established by Socially Responsible Investment Screens. The Fund may also sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity. Whether to hold or sell a security in the Fund that no longer passes the exclusionary screening is at the discretion of the Adviser who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company, or as a means to defer or eliminate trading costs associated with the sale of the security. The Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests. Otherwise, the Fund intends to remain fully invested. In addition to common stocks, from time to time the Fund may purchase other equities such as real estate investment trusts ("REITs"), preferred stocks, shares of other investment companies and exchange traded funds ("ETFs"), including inverse ETFs, mainly as an alternative to holding cash prior to investment or to create desired country exposures. The underlying securities of these other equities will not be subject to the Socially Responsible Screen.

Eligible securities include shares listed on the major U.S. exchanges as well as American Depository Receipts (ADRs). When a U.S.-listed security or ADR is not available for a company, the Fund may purchase ordinary shares through the company’s domestic exchange. The Fund may invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively).

Portfolio construction for the Fund is designed to minimize risk and produce an extensively diversified portfolio. In order to accomplish Latin American diversification, assets will be selected in conjunction to their respective countries of domicile. The fund will only invest in countries that first pass the exclusion screening. Socially responsible countries will then be weighted based on extensive research on numerous political and economic factors. These will include, but are not limited to, population, a country’s Gross National Product and Gross Domestic Product (both total and per capita), GDP growth, Inflation rate, Public and External debt as a percentage of GDP, foreign reserves, trade balance, political stability, fiscal policy, trade policy, total number of local exchange listed companies, overall market capitalization of eligible companies from each country, participation of pension funds in the market, and regulation for foreign ownership and restrictions on repatriation of initial capital, dividends, interest/capital gains. A country’s weight will be limited to no more than 50% of the total portfolio.

Individual securities will be selected based on a bottom-up process to correlate with the respective weights given to the chosen countries of domicile. Factors including valuation, financial ratios, historical and forecasted growth, liquidity, capital structure and balance sheet strength, corporate governance, earnings estimates and analysts’ recommendations, among others will be evaluated.

Analysis will be performed using both internal and external research, supplemented with information gathered through the relationships built by one of the portfolio managers in his 35 years of Latin American business and investing experience.  The Fund will seek out the most attractive investment opportunities within each country while taking into consideration sector allocations that best represent the region. The portfolio managers may, but are not obligated to, sell a security when it no longer passes the criteria established by the Socially Responsible Investment Screens.  The Fund may also sell a security when the portfolio manager determines that other eligible securities offer a more attractive investment opportunity.  Whether to hold or sell a security in the Fund that no longer passes the Socially Responsible Investment Screens is at the discretion of the Adviser who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security.

PRINCIPAL INVESTMENT RISK INFORMATION

1The Fund is subject to the investment risks listed below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Currency Risk.  Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the Non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Emerging Markets Risk. Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

ETF and Other Investment Company Risk.  ETFs and other investment companies, including open-end mutual funds, are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, to the extent the Fund invests in ETF and other investment companies, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF and other investment company is subject to its own specific risks, depending on the nature of the fund.

ETF Risk.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund.  As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Additional risks of investing in ETFs are described below:

ETF Strategy Risk:  Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and commodities.

Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

Tracking Risk:  ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Latin America Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of the geographic areas the Fund decides to invest in. These specific risks include domestic instability, lack of sufficient infrastructure and internal political disputes resulting in inefficient government.

Mid-Cap and Small-Cap Risk.  Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies.  Mid-cap and small cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.  These risks are higher for small-cap companies.

Moral Investing Risk.  The Adviser invests in equity securities only if they meet both the Fund’s investment and moral requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations.

REIT Risk.  The Funds may invest in REITs.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.

Valuation Risk. Because non-US exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

FUND OPERATIONS

Investment Adviser

Trinity Fiduciary Partners LLC acts as the investment adviser to the Fund and is responsible for the investment decisions for the Fund.  Founded in 2005, Trinity is located at 106 Decker Court, Suite 226, Irving Texas 75062.  As of December 31, 2011, Trinity manages approximately $ 34.7 million for primarily high net worth individuals.

The Funds are authorized to pay Trinity an annual fee based on their average daily net assets of 1.00% for the Epiphany FFV Latin America Fund.  A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement between the Fund and Trinity will be available in the Funds’ semi-annual report to shareholders for the periods ended April 30 of each year.

The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.75% of the average daily net assets for Class N shares of the Epiphany FFV Latin America Fund, 1.75% of the average daily net assets of Class A shares of the Epiphany FFV Latin America Fund and 2.50% of the average daily net assets of Class C shares of the Epiphany FFV Latin America Fund, all through March 1, 2013.  The Board of Trustees may terminate the fee waiver and expense cap agreement upon 60 days notice to shareholders.  Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitations.  The addition of excluded expenses may cause the Fund’s Net Expenses after waiver and/or reimbursements to exceed the maximum amounts detailed above and agreed to by the Adviser.

Portfolio Managers

Javier Creixell has been a Managing Member of Trinity Fiduciary Partners, LLC since 2011 and as the Fund’s portfolio manager since its inception in 2012. He is currently also the chairman of Toston LLC investing company and has been since its creation in 2001.

During the 1980’s, Mr. Creixell became the CEO of Operadora de Bolsa and grew it to be one of the largest financial institutions in Mexico with a market cap of $2 billion dollars. Since then, he has presided over numerous organizations in Mexico and many other countries. In Mexico, he was the president of Mexican Fixed Income Fund (Rentimex), Consultoria Internacional, as well as the Vice President of the Mexico-Chile Chamber of Commerce. In Spain, he became the president of Mastra, S.A., a Spanish trading and financial company. Mr. Creixell has served on the International advisory board of Chile, was the president of Marbella Resort Holdings, and also a member of the YPO, all in the same country.  He serves as a board member for the Mexican development bank Nacional Financiera, Promexico (Texas), and as a member of the WPO (Dallas Chapter).

Samuel J. Saladino, III is the CEO of Trinity Fiduciary Partners, LLC and has served as the Portfolio Manager and President for the Epiphany Funds since January 2007 and as the Fund’s portfolio manager since its inception in 2012.  He also serves as a Portfolio Manager for the Epiphany FFV Fund and Epiphany FFV Focused Fund. Prior to forming Trinity in 2005, Mr. Saladino was a financial adviser with Ameriprise Financial Planning from 1995 to 2004.

INVESTING WITH EPIPHANY

CHOOSING A CLASS OF SHARES

The Epiphany FFV Latin America Fund offers Class A, Class C, and Class N shares. Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation.  In choosing the class of shares that suits your investment needs, you should consider:

•

How long you expect to own your shares;

•

How much you intend to invest;

•

The sales charge and total operating expenses associated with owning each class.

Class A Shares.  Class A shares are offered at net asset value ("NAV") plus a front-end sales charge of up to 5.00%.  The front-end sales charge is determined by the amount of your investment and is reduced for purchases of $50,000 or more.  Class A shares pay annual distribution and service fees equal to 0.25% of the average daily net assets of Class A shares.  Purchases of Class A shares are subject to a 2% redemption fee if redeemed or exchanged within 60 days of settlement of purchase.  The front-end sales charge is deducted from the amount you invest and is shown in the schedule below.

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.00%	5.26%	5.00%
$50,000 but less than $100,000	4.25%	4.44%	4.25%
$100,000 but less than $250,000	3.25%	3.36%	3.25%
$250,000 but less than $500,000	1.75%	1.78%	1.75%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%
$1,000,000 or more	0.00	0.00	None

*  Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

Reducing Class A Sales Charges.  Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention which are described below.   To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

Right of Accumulation.  Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund (based on the current maximum public offering price) plus your new purchases total $50,000 or more.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or “street name” accounts. In addition, shares purchased and/or owned in an employer-sponsored retirement plan (including SEP, SARSEP and SIMPLE IRA plans) may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention.  Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the transfer agent may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Information about sales charges and breakpoints is also available in a clear and prominent format on the epiphanyfund.com website.

Class C Shares.  Class C shares are offered at NAV with no front-end sales charge.  If you sell your Class C shares within one year of your purchase, you generally will be subject to a 1.00% contingent deferred sales charge ("CDSC").  The CDSC is deducted from your redemption proceeds.  The CDSC will apply to the lesser of your shares NAV at the time of redemption or at the time of purchase.  Under certain circumstances, the CDSC may be waived, as described below in this Prospectus.  Class C shares pay annual distribution and service fees equal to up to 1.00% of the average daily net assets of Class C shares.  Purchases of Class C shares are subject to a 2% redemption fee if redeemed within 60 days of settlement of purchase.  The returns on Class C shares are generally lower than the returns on Class A shares because Class C shares have higher annual expenses than Class A shares.

Orders for Class C shares will be refused when the total value of the purchase (including the aggregate value of all Fund shares held within the purchasing shareholder’s account) is $1,000,000 or more.  Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of shares, would own shares of the Fund with a current market value of $1,000,000 or more, should consider whether another share class would be more advantageous and consult their investment dealer.

Class N Shares.  Class N shares are offered at NAV and are characterized as having “no-load.”Class N shares do not have a front-end sales charge nor do they incur a sales charge at the time of redemption.

OPENING AN ACCOUNT

You may open an account and purchase shares in the Fund directly from Epiphany Funds.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with Epiphany Funds to sell shares of the Fund.  You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in the Fund for the first time, please visit www.epiphanyfunds.com or call 1-877-334-1283 to request a Shareholder Account Application.  You will need to establish an account before investing.  To open an account online, visit www.epiphanyfunds.com. Be sure to sign up for all the account options of which you plan to take advantage.  For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserve the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Purchasing Shares

You may buy shares on any day that the Fund is open for business, generally any day that the NYSE is open.  Shares of the Fund are sold at net asset value (“NAV”) per share minus any applicable sales charge.  The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”).  The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from Epiphany Funds, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Epiphany Funds

c/o Gemini Fund Services

4020 South 147th Street, Suite 2

Omaha, NE 68137

Purchase orders received in “proper form” by the Fund’s transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. ET.  When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

•

Fund name and account number;

•

Account name(s) and address;

•

The dollar amount or number of shares you wish to purchase.

The Fund may limit the amount of purchases and refuse to sell to any person.

Method of Payment.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, credit cards and third party checks will not be accepted.  Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to Epiphany Funds or the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or the Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-800-320-2185 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Minimum Purchase

The minimum initial investment in a Fund is $1,000 with a minimum subsequent investment of $250 for Class A, C and N shares. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund, and may be required to redeem your shares if the value of your shares in the Fund falls below the minimum initial investment due to redemptions.  For more information, please read “Additional Redemption Information” later in this prospectus.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Automatic Investment Plan

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments ($100 minimum per purchase) into the Fund from your bank or savings account with no required initial investment.

Other Purchase Information

If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

Epiphany Funds discourages market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Fund may invest a portion of their assets in small capitalization companies.  Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.  The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicate market timing or trading that it determines is abusive.  This policy applies to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day.  That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

The Fund will also impose a redemption fee on shares redeemed within 60 days of purchase.  For more information, please see “Redemption Fee” in this Prospectus.

EXCHANGING SHARES

Shares of one series of the Epiphany Fund may be exchanged for shares of another series of the Epiphany Fund.  You must meet the minimum investment requirements for the fund into which you are exchanging.  The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

REDEEMING SHARES

You may redeem your shares on any business day.  Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-800-320-2185 if you have questions regarding signature guarantees.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $10, see fee table, will be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

Redeeming by Mail

You may redeem any part of your account in the Fund by mail at no charge.  Your request, in proper form, should be addressed to:

Epiphany Funds

c/o Gemini Fund Services

4020 South 147th Street, Suite 2

Omaha, NE 68137

Telephone Redemptions

You may redeem any part of your account in the Fund by calling the transfer agent at 1-800-320-2185.  You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions or exchanges in a timely fashion.  If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemptions-in-Kind

Generally, all redemptions will be for cash.  However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder.  If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV.  This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.  In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Redemption Fee

Shareholders that redeem shares of the Fund within 60 days of purchase will be assessed a redemption fee of 2.00% of the amount redeemed.  The Fund uses a “first in, first out” method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  Systematic withdrawal and/or contribution programs, mandatory retirement distributions, involuntary redemptions of small accounts by the Fund, and transactions initiated by a retirement plan sponsor or participant are not subject to the redemption fee.  The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Fund.

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

Additional Redemption Information

If you are not certain of the redemption requirements, please call the transfer agent at 1-800-320-2185.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission (“SEC”), the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 for all Class shares that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25% for Class A and N shares. Shareholders of the Fund may pay annual 12b-1 expenses of up to 1.00% for Class C shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CALCULATING SHARE PRICE

The Net Asset Value (NAV) for the Fund will be calculated on each day that the Fund is open for business, which is every day that the New York Stock Exchange is open for business.  The NAV will be calculated as of the close of trading on the NYSE at 4:00 p.m. ET.  The NAV per share of the Fund is the value of the Fund’s assets, less its liabilities, divided by the number of outstanding shares of the Fund.

In general, the value of the Fund’s portfolio securities is the market value of such securities. However, the Fund may use pricing services to determine market value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Fund may invest in Underlying Funds.  The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund will typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders. The Epiphany Latin America Fund will distribute dividends quarterly and capital gains annually. These distributions are automatically reinvested in the Fund from unless you request cash distributions on your application or through a written request to the Fund.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Fund’s transfer agent at 1-800-320-2185 or send a written notification to:

Epiphany Funds

c/o Gemini Fund Services

4020 South 147th Street, Suite 2

Omaha, NE 68137

Taxes

Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Early each year, the Fund will mail you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

PRIVACY POLICY

FACTS	WHAT DOES EPIPHANY FUNDS AND ITS INVESTMENT ADVISOR TRINITY FIDUCIARY PARTNERS, LLC (“EPIPHANY”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number

•

account balances

•

account transactions

•

transaction history

•

wire transfer instructions

•

checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Epiphany chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Epiphany share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-320-2185 or go to www.epiphanyfunds.com

What we do
Who is providing this notice?	Epiphany Funds and its advisor Trinity Fiduciary Partners, LLC. A complete list is included below.
How does Epiphany protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does Epiphany collect my personal information?

We collect your personal information, for example, when you

•

open an account

•

provide account information

•

give us your contact information

•

make a wire transfer

•

tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include: Trinity Fiduciary Partners, LLC •
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Epiphany doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Epiphany doesn’t jointly market.

EPIPHANY FUNDS Trinity Fiduciary Partners, LLC 106 Decker Court, Suite 226 Irving, TX 75062 877-334-1283 www.epiphanyfunds.com

Shareholder Statements and Reports

Epiphany Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements.  Please review these statements carefully.

To reduce expenses and conserve natural resources, Epiphany Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family.  If you would like to receive separate mailings, please call 1-800-320-2185 and Epiphany Funds will begin individual delivery within 30 days after Epiphany Funds receives your instructions.

Semi-annual reports will be prepared as of April 30 and annual reports as of October 31 each year.  In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and prospectuses are available.  To participate (or end your participation) in the Funds’ electronic delivery program, please visit www.epiphanyfunds.com.

For More Information

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on the policies and operations of the Funds, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the performance results of the Funds as of the latest semi-annual or annual fiscal year end.

Call Epiphany Funds at 1-800-320-2185 or visit www.epiphanyfunds.com to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21962

EPIPHANY FUNDS

Epiphany FFV Fund

Class A shares: EPVAX

Class C shares: EPVCX

Class N shares – EPVNX

Hillcrest FFV Small Cap Value Fund

Class A shares: EPFAX

Class C shares: EPFCX

Class N shares - EPFNX

Class I shares

Epiphany FFV Strategic Income Fund

Class A shares: EPIAX

Class C shares: EPICX

Class N shares - EPINX

Dana Large Cap Core Fund

Class A shares: EPCAX

Class C shares: EPCCX

Class N Shares: EPCNX

Epiphany FFV Latin America Fund

STATEMENT OF ADDITIONAL INFORMATION

March 12, 2012

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus for the Epiphany Funds dated March 1, 2012, the Prospectus for the Dana Large Cap Core Fund dated March 1, 2012 and the Prospectus for the Epiphany FFV Latin America Fund dated March 12, 2012.  A copy of each Prospectus, annual and semi-annual reports can be obtained at no charge by writing the transfer agent, Gemini Fund Services, 4020 South 147th Street, Suite 2, Omaha, Nebraska  68137, or by calling 1-800-320-2185.  The Funds’ Prospectuses are incorporated by reference into this SAI.

1

DESCRIPTION OF THE TRUST AND FUNDS

Epiphany Funds (the “Trust”) has authorized five series of shares, Epiphany FFV Fund, Hillcrest FFV Small Cap Value Fund, Epiphany FFV Strategic Income Fund, Dana Large Cap Core Fund and Epiphany FFV Latin America Fund (individually a “Fund” and collectively the “Funds”).  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 27, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The investment adviser to the Funds is Trinity Fiduciary Partners, LLC (the “Adviser”).

The Funds do not issue share certificates.  All shares are held in non-certificated form registered on the books of the Funds and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers three classes of shares:  Class A, Class C and Class N shares.  The Hillcrest FFV Small Cap Value Fund also offers Class I shares.  Each share class represents an interest in the same assets of a particular Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and  may have different investment minimums.  The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Funds have equal liquidation rights.  The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Funds are subject to involuntary redemption if the Trustees determine to liquidate the Funds.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Funds, see “Purchasing Shares” and “Redeeming Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Funds’ assets, see “Investing with Epiphany – Purchasing Shares” and “Calculating Share Price” in the Prospectus and “Determination of Share Price” in this SAI.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus.  This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use, as described in the Risk/Return Summary in the Prospectus.  Additional non-principal strategies and risks also are discussed here.

Cash and Cash Equivalents

All of the Funds may hold cash or invest in cash equivalents.  Cash equivalents include commercial paper (for example, short term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies, or bank/corporation sponsored conduits (asset-backed commercial paper)); short term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)); or bank notes; savings association and saving bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); securities of the U.S. government, its agencies, or instrumentalities that mature, or may be redeemed, in one year or less, and; corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Equity Securities

All of the Funds may hold equity securities.  Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of the Funds will fluctuate.  Securities in the Funds portfolios may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Insured Bank Obligations

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Funds may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and the Funds’ investment objectives.  Other investment companies, including ETFs, open-end mutual funds and closed-end mutual funds, are subject to investment advisory and other expenses, which will be indirectly paid by the Funds.  As a result, to the extent the Funds invest in ETF and other investment companies, the cost of investing in the Funds will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF and other investment company is subject to its own specific risks, depending on the nature of the fund.

Mutual Fund Risk.  Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.

Closed-end Fund Risk.  The value of the shares of closed-end funds may be lower than that value of the portfolio securities held by the closed-end fund.  Closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares.  Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure that is the case with large capitalization equity securities.

ETF Risk.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund.  As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.  Additional risks of investing in ETFs are described below:

ETF Strategy Risk:  Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and commodities.

Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

Tracking Risk:  ETFs in which a Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Funds may invest only up to 5% of its total assets in the securities of any one investment company (exchange traded fund ("ETF") or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Funds (or the Adviser acting on behalf of the Funds) must comply with the following voting restrictions:  when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, each Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority ("FINRA") for funds of funds.

Money Market Instruments

All the Funds may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities.  Although changes in interest rates may change the market value of a security, each Fund expects those changes to be minimal with respect to those securities, which are often purchased for defensive purposes.  However, even though money market instruments are generally considered to be high-quality, low risk investments, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.  REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property).  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified outside of real estate, and are subject to heavy cash-flow dependency, risks of default by borrowers, and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the code) and failing to maintain their exemptions from registration under the 1940 Act.

Obligations Backed by the U.S. Government

U.S. government obligations include the following types of securities:

1.  U.S. Treasury Securities.  U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.  For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality.  Such securities are subject to variations in market value do to fluctuations in interest rates, but, if held to maturity, will be paid in full.

2.  Federal Agency Securities.  The securities of certain U.S. government agencies and government sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.  Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), Veteran’s Administration (VA), the Federal Housing Administration (FHA), the Export/Import Bank, the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC), and the Small Business Administration (SBA).

Other Federal Agency Obligations

Additional federal agency securities are not either direct obligations of, nor guaranteed by, the U.S. government.  These obligations include securities issued by certain U.S. government agencies and government sponsored entities.  However, they generally involve some form of federal sponsorship:  some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity.  These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority, and Federal Farm Credit Bank System.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Funds’ custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, the Funds’ liquidity and the ability of the Adviser to manage them may be affected in the event the Funds’ forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date. In these cases the Funds may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investments Specific to the Strategic Income Fund and the FFV Latin American Fund

Debt Securities

Debt securities are used by issuers to borrow money.  Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity.  The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.  Certain additional risk factors relating to debt securities are discussed below:

1.

Sensitivity to Interest Rate and Economic Changes.  Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes.  Generally, debt securities that are lower in an issuers’ capital structure will be more sensitive to interest changes.  In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing, and to service their principal and interest payment obligations.  Periods of economic change and uncertainly also can be expected to result in increased volatility of market prices and yields of certain debt securities.  For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

2.

Payment Expectations.  Debt securities may contain redemption or call provisions.  If an issuer exercises these provisions in a lower interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors.  If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

3.

Liquidity and Valuation.  There may be little trading in the secondary market for particular debt securities, which may affect adversely the Fund’s ability to value accurately or dispose of such debt securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the Fund’s portfolio and credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Derivative Instruments

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategy.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset.  The adviser may decide not to employ any of these strategies and there is no assurance that any derivative strategy used by the Fund will succeed.  Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used.  Several types of derivative instruments in which the Fund may invest are described in more detail below.  However, the Fund is not limited to investment in these instruments.

1.

 Futures Contracts.  Futures transactions involve a Fund buying or selling futures contracts.  A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date.  A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract.  Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract.  If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss.  A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date.  Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

2.

Options.  Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies.  The Fund may engage in these transactions either to enhance investment return or to hedge against changing in the value of other assets that it owns or intends to acquire.

3.

Swap Transactions. The Fund may enter into a variety of swap agreements, including but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps.  Depending on the structure of the swap agreement, the Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities, or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that the Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets, to add economic leverage to the Fund’s portfolio, or to shift the Fund’s investment exposure from one type of investment to another.

4.

Credit Default Swaps.  The Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities.  In a credit default swap, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation.  If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations.  The Fund may be either the protection buyer or protection seller in a credit default swap.

Foreign Bonds

The Fund may invest in corporate bonds and sovereign bonds issued outside the United States which may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional, and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.  The risks described above may be heightened in connection with investments in developing countries and emerging markets.  Historically, the markets of developing countries have been more volatile than the markets of developed countries.  The Fund may invest in securities of issuers in developing countries only to a limited extent.

Pass-Through Securities

The Fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment.  Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer, or any guarantor of the securities.  Pass-through securities may have either fixed or adjustable coupons.  These securities include:

1.

 Mortgage Backed Securities.  These securities may be issued by U.S. government agencies and government sponsored entities such as Ginnie Mae, Fannie Mae, and Freddie Mac, and by private entities.  The payment of interest and principal of mortgage backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac).  However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.  Mortgage backed securities issued by private entities are structured similarly to those issued by U.S. government agencies.  However, these securities and the underlying mortgages are not guaranteed by any government agencies.  These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies.

2.

Collateralized Mortgage Obligations (CMOs).  CMOs are also backed by a pool of mortgages or mortgage loans which are divided into two or more separate bonds issues.  CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages.  Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates.

3.

Asset Backed Securities.  These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases.  Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times, the financial condition of the issuer.

Restricted or Illiquid Securities

The Fund may purchase securities subject to restrictions on resale.  Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering.  Restricted securities held by the Fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for re-sales to “Qualified Institutional Buyers”.

Securities with Equity and Debt Characteristics

The Fund may invest in securities that have a combination of equity and debt characteristics.  These securities may at times behave more like equity than debt or vice versa.  Some types of convertible bonds, preferred stocks, or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price.  These securities, prior to conversion, may pay a fixed rate of interest or a dividend.  Because convertible securities have both equity and debt characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.  Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of:  (1) 67% or more of the outstanding shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.

Borrowing Money.  No Fund will borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.

Senior Securities. No Fund will issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.

Underwriting.  No Fund will act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.

Real Estate.  No Fund will purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.

Commodities.  No Fund will purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.

Loans.  No Fund will make loans to other persons, except:  (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.

Concentration.  No Fund will invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.

Diversification.  A Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.

Pledging.  No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.

Borrowing.  No Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.

Margin Purchases.  No Fund will purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.

Illiquid Investments.  No Fund will invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.

Short Sales.  No Fund will make short sales of securities.

6.

The Epiphany FFV Latin America Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in securities of companies based in Latin America, as defined in the current Prospectus. Shareholders of the Epiphany FFV Latin America Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

7.

The Hillcrest FFV Small Cap Value has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in small cap equity securities, as defined in the current Prospectus. Shareholders of the Hillcrest FFV Small Cap Value will be provided with at least 60 days prior notice of any change in the Fund’s 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

MANAGEMENT OF THE FUNDS

Leadership Structure.  The Trust is led by Mr. Samuel J. Saladino, III, who has served as the President (principal executive officer) of the Trust, since the Trust’s inception.  Mr. Saladino is an interested person by virtue of his position of Chief Investment Officer of the Funds’ investment adviser.  The Board of Trustees is comprised of Mr. Saladino and 3 Independent Trustees (i.e. those who are not "interested persons" of the Trust, as defined under the 1940 Act).  The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed.  The Trust has an Audit Committee with a separate chair.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust and the Fund’s Trustees believe that its President, who has knowledge of the day-to-day operations of the Fund, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.  This arrangement provides for the most efficient oversight of the Funds’ activities.

Board Risk Oversight.  p; The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Ms. C. Elizabeth Fahy in her role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust has concluded that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Samuel J. Saladino, III is the Chief Executive Officer of the Fund’s investment adviser and the portfolio manager of the Funds.  Mr. Saladino started the Adviser in 2005 and prior to that had 10 years of financial planning experience.  He designed the FFV Scorecard used to socially screen the investment made by each of the Epiphany FFV Funds.  Mr. Saladino is active with many social and Catholic charities and these relationships benefit the Fund in term of drawing additional assets from investors.  Dr. William Reichenstein is a professor of Investment at Hankamer School of Business at Baylor University, a position he has held since 1990.  Dr. Reichenstein has extensive knowledge regarding the design, promotion and compliance associated with various financial products.  He has also served as an independent director of another mutual fund complex.  Dr. Reichenstein’s experience is beneficial in analyzing Fund and Board actions compared to actions taken throughout the industry generally.  Mr. Robert J. Mitchell is a Principal and Board member of Mitchell & Moroneso Insurance Services, Inc., a position he has held since 1988.  Mr. Mitchell’s experience in the insurance industry is beneficial to the Board when considering insurance and liability issues.  He also has experience with other financial products which is beneficial during discussions regarding the marketing and promotion of the Funds.  Mr. J. Kenneth Dalton is currently retired.  However, he has served on the Board of several organizations, including two large mutual fund complexes and his experience as a board member to those complexes provides the Board with insight to common industry practices and procedures.  Mr. Dalton also has contacts in the financial community which benefits the marketing of the Funds.

 The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that collective experience of each Trustee makes them highly qualified. The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name Address and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee For the Last 5 Years
Robert J. Mitchell 306 W. 7th Street Suite 888 Fort Worth, Texas 76102 Age: 63	Trustee	Indefinite/ December 1, 2006- present	Insurance Producer, Mitchell & Moroneso Insurance Services, Inc., since 1988.	5	Principal, Board Member, Mitchell & Moroneso IS, Inc.
William Reichenstein Baylor University Hankamer School of Business Waco, Texas 76798-8004 Age: 59	Trustee	Indefinite/ December 1, 2006 - present	Professor of Investments, Baylor University, since 1990. Principal, Retiree, Inc. since 2008.	5	Independent Director, CM Advisors Family of Funds
J. Kenneth Dalton 3613 Lands End St., Fort Worth, Texas 76109 Age: 70	Trustee	Indefinite/ June 22, 2009 - present	Retired	5	Independent Director, Rydex Mutual Funds and Rydex Variable Annuities; Independent Director, AA Sleeper Cab Co.

1The “Fund Complex” consists of the Epiphany FFV Fund, the Hillcrest FFV Small Cap Value Fund, the Epiphany FFV Strategic Income Fund, the Dana Large Cap Core Fund and Epiphany FFV Latin America Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee For the Last 5 Years
Samuel J. Saladino, III [2] 106 Decker Ct., Suite 226 Irving, TX 75062 Age: 38	President, Chairman and Trustee	Indefinite/ December 1, 2006 – present (Trustee since September 27, 2006)	Chief Executive Officer, Trinity Fiduciary Partners, LLC, investment adviser, since 2005. Owner, Ameriprise, financial planning, (1995-2004).	5	None
C. Elizabeth Fahy 106 Decker Ct., Suite 226 Irving, TX 75062 Age: 35	Chief Compliance Officer	Indefinite/ Nov. 2011- present	Chief Compliance Officer, Epiphany Funds since 2011. Attorney, U.S. Dept. of Labor, (2002-2010).	N/A	None
James Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 35	Secretary	Indefinite / 2010-present

 Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

				N/A	N/A
Kevin Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Treasurer	Indefinite / 2010-present

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (since 2008); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2008); Vice-President, GemCom, LLC (since 2004).

				N/A	N/A

1 The “Fund Complex” consists of the Epiphany FFV Fund, the Hillcrest FFV Small Cap Value Fund, the Epiphany FFV Strategic Income Fund, the Dana Large Cap Core Fund and the Epiphany FFV Latin America Fund

2 Samuel J. Saladino, III is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Executive Officer of the Fund’s investment adviser.

The Trust’s audit committee consists of Robert J. Mitchell, William Reichenstein, and J. Kenneth Dalton.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Funds, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Funds’ independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.  For the fiscal year ended October 31, 2011 the Audit Committee met twice.

As of October 31, 2011, the Trustees beneficially owned the following amounts in the Funds:

Name of Trustee or Officer	Dollar Range of Fund Shares Owned	Fund Name	Aggregate Dollar Range of Securities In Trust[1]
Robert J. Mitchell	None		None
William Reichenstein	$1-$10,000	FFV Fund	$1-$10,000
J. Kenneth Dalton	None		None
Samuel J. Saladino, III	$1-$10,000	FFV Strategic Income	$1-$10,000
	$1-$10,000	Hillcrest FFV Small Cap Value Fund
	$1-$10,000	Dana Large Cap Core

The following table describes the compensation paid to the Trustees for the Trust’s fiscal year ended October 31, 2011.  Trustees of the Funds who are deemed “interested persons” of the Trust receive no compensation from the Funds.

Name	Aggregate Compensation from the Epiphany Funds	Total Compensation from Trust[1]
Robert J. Mitchell	$7,500	$7,500
William Reichenstein	$7,500	$7,500
Samuel J. Saladino, III	None	None
J. Kenneth Dalton	$7,500	$7,500

1.  The “Fund Complex” consists of the Epiphany FFV Fund, the Hillcrest FFV Small Cap Value Fund, the Epiphany FFV Strategic Income Fund, the Dana Large Cap Core Fund and Epiphany FFV Latin America Fund

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the Investment Company Act of 1940, as amended, and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Funds, the Funds, the Underwriter, the Adviser and the Sub-Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Funds, the Underwriter, the Adviser and the Sub-Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Funds.

SALES CHARGES

Dealer Commissions

The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell shares of the Funds and/or shares of other funds distributed by the principal underwriter.  In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares.  In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers.  The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice.  During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Statement of Intention

If it is anticipated that $50,000 or more of Class A shares will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum.  Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement.  If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested.  A Statement of Intention does not obligate the shareholder to purchase or the Funds to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention.  If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference.  If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.  Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder.  This refund will be made by the investment dealer and the principal underwriter.  If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation

Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Class C and/or Class N shares of the Fund.  The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate amount of the purchase.  Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or “street name” accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level.  For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege.  Confirmation of the order is subject to such verification.  The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Tax-Deferred Retirement Plans

Class A and Class C shares are available for purchase in connection with certain tax-deferred retirement plans.  Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter.  This information should be read carefully and consulting with an attorney or tax adviser may be advisable.  The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan.  Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter.  Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION PLANS

The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for its Class A shares (the “Class A Plan”), its Class C shares (the “Class C Plan”) and the Class N shares (the "Class N Plan") collectively (the “Plans”).  Each Plan permits a Fund to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually under the Class A Plan is 0.25% of the average daily net assets of Class A shares.  The amount payable annually under the Class C Plan is 1.00% of the average daily net assets of Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee).  The amount payable annually under the Class N Plan is 0.25% of the average daily net assets of Class N shares.

Under the Plans, the Trust may engage in any activities related to the distribution of shares of the Funds, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Funds, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Funds; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of shares of the Funds; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Funds for recipients other than existing shareholders of the Funds; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plans.

The Class C Plan also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of the average daily net assets of Class C shares for personal services, and/or the maintenance of shareholder accounts.  The Funds may compensate securities dealers or other financial intermediaries, financial institutions, investment advisers and others that (a) hold Class C shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Funds and their shareholders or (b) render shareholder support services not otherwise provided by the Funds’ transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Funds, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request.

The Trustees expect that the Plans could significantly enhance the Funds’ ability to expand the distribution of its shares.  It is also anticipated that an increase in the size of the Funds will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Funds in seeking to achieve their investment objectives.

Each Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of each Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the Funds, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.  For the fiscal period ended October 31, 2011, the Funds expended the following amounts for distribution expenses:  Compensation to brokers $10,383; Compensation to Underwriter $30,942, and Compensation for Advertising/Marketing $ 5,465.25.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 29, 2012, the following shareholders owned of record or beneficially more than 5% of the outstanding shares of a Fund.  Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  The Epiphany FFV Latin America Fund has not commenced operations as of the date of this SAI.

Epiphany FFV Strategic Income Fund - Class N Shares

Name & Address

                    Shares

                    Percentage of Fund

Mitra & Co

122,597.2730

12.775%

11270 West Park Place Ste 400

Milwaukee, WI 53224

Charles Schwab & Co,

430,094.8040

44.78%

101 Montgomery St.

San Francisco, CA  94104-4104

Zerrusen, Lorraine

78,657,1240

8.19%

105 Walnut St

Teutopolis, IL 62467

Ameritrade Inc

123,077.3150

12.82%

PO Box 2226

Omaha, NE 68103-2226

Epiphany FFV Strategic Income Fund – Class A Shares

Name & Address

                    Shares

                    Percentage of Fund

HILD NOMA

9,967.2560

10.26%

707 2nd Avenue South

Minneapolis, MN 55402

Geason-Ricker Mary

5,384.3170

5.54%

707 2nd Avenue South

Minneapolis, MN 55402

American Enterprise

4,937.2280

5.08%

P O Box 9446

Minneapolis, MN 55474

American Enterprise

13,087.7690

13.47%

P O Box 9446

Minneapolis, MN 55474

Epiphany FFV Strategic Income Fund – Class C Shares

Name & Address

                    Shares

                    Percentage of Fund

Massarella, Francis

5,981.3060

35.87%

6125 N Main Street

Dayton, OH 45415

Patricia M. Vinje IRA

1,985.4560

11.91%

2429 Town Hal Road

Mount Horeb, WI 53572

Patricia M. Vinje ROTH

2,976.0000

17.85%

2429 Town Hal Road

Mount Horeb, WI 53572

American Enterprise

1,252.1870

7.51%

P O Box 9446

Minneapolis, MN 55474

American Enterprise

973.6640

5.84%

P O Box 9446

Minneapolis, MN 55474

SEP FBO Cynthia Scot

2,33.6180

14.00%

P.O. Box 2052

Jersey City, NJ 07303-9998

Epiphany FFV Fund – Class N Shares

Name & Address

                    Shares

                    Percentage of Fund

Zerrusen, Lorraine

82,221.9670

8.12%

105 Walnut St

Teutopolis, IL 62467

Charles Schwab & Co. Inc

   338,177.6110                                         33.42%

101 Montgomery St Dept 122

San Francisco, CA  94104-4104

Millennium Trust Company LLC

88,007.1560

8.70%

FBO Client of PTS Asset Management

820 Jorie Blvd., Suite 420

Oak Brook, IL 60523

Epiphany FFV Fund – Class A Shares

Name & Address

                Shares

                Percentage of Fund

George H. Foley R/O IRA

5,772.0720

9.83%

500 E.Dallas Street

Mansfield, TX 76063

Family Council

3,044.7320

5.18%

Attn Jerry Cox

414 S Pulaski Suite #2

Little Rock AR 72201-2930

American Enterprise

7,469.4290

12.72%

PO Box 9446

Minneapolis, MN 55474

American Enterprise

4,733.7280

8.08%

PO Box 9446

Minneapolis, MN 55474

American Enterprise INV SVCS

5,005.7130

8.52%

707 2nd  Avenue South

Minneapolis, MN 55402

Epiphany FFV Fund – Class C Shares

Name & Address

                    Shares

                    Percentage of Fund

Patricia M. Vinje IRA

3,240.9820

37.77%

2429 Town Hall Rd

Mount Horeb, WI 53572

Patricia M. Vinje ROTH

3,572.2190

41.63%

2429 Town Hall Rd

Mount Horeb, WI 53572

American Enterprise

1,399.7760

16.31%

PO Box 9446

Minneapolis, MN 55474

Hillcrest FFV Small Cap Value Fund – Class N Shares

Name & Address

Shares

Percentage of Fund

Charles Schwab & Co.

54,664.3580

78.28%

101 Montgomery Street

San Francisco, CA  94104-4122

Ameritrade Inc

3,683.1370

5.27%

PO Box 2226

Omaha, NE 68103-2226

Hillcrest FFV Small Cap Value Fund – Class A Shares

Name & Address

                  Shares

                    Percentage of Fund

Vandenberg, Gary A

613.8190

9.57%

555 Maple St

David City, NE 68632

Vandenberg, Gary A

902.8160

14.07%

555 Maple St

David City, NE 68632

Slattery, Ronald L

404.2870

6.30%

519 W Harvest Drive

Lincoln, NE 68521

Morgan Keegan & Co.

473.8520

7.39%

6 Morningside CT.

Mansfield TX 76063

Folio Investments Inc.

707.0290

11.02%

8180 Greensboro Drive 8th Floor

McLean, VA 22102

NFS

437.6380

6.82%

FBO Steven P. Wendler

56313 County Road 1

Elkhart, IN 46516

American Enterprise

1,382.3300

21.55%

PO Box 9446

Minneapolis, MN 55474

American Enterprise

468.3650

7.30%

PO Box 9446

Minneapolis, MN 55474

Hillcrest FFV Small Cap Value Fund – Class C Shares

Name & Address

                    Shares

                    Percentage of Fund

American Enterprise

1,144.9020

100.00%

PO Box 9446

Minneapolis, MN 55474

Dana Large Cap Core Fund – Class N Shares

Name & Address

                    Shares

                    Percentage of Fund

Mitra & Co

46,672.8680

5.50%

11270 West Park Place Ste 400

Milwaukee, WI 53224

Charles Schwab & Co.

353,060.1730

41.57%

101 Montgomery St

San Francisco, CA  94104-4122

JFM Inc

128,877.3750

15.17%

1301 W 22nd Street, Ste 900

Oak Brook, IL 60523

Ameritrade Inc

191,680.1940

22.57%

PO Box 2226

Omaha, NE 68103-2226

Associated Trust Company FBO

60,339.1820

7.10%

Krieger  Electric Inc 401k Profit Sh

P.O. Box 22037

Green Bay WI 54305

Dana Large Cap Core Fund – Class A Shares

Name & Address

                                Shares

                                    Percentage of Fund

The G L Showalter FA

1,794.7450

7.93%

P.O. 2052

Jersey City, NJ 07303-9998

IRA FBO Leslie E FUC

1,395.9930

6.17%

P.O. Box 2052

Jersey City, NJ 07303-9998

Aaron Investments, L

1,642.3430

7.26%

P.O. 2052

Jersey City, NJ 07303-9998

Leslie Fuchs FAMLIVT

2,381.3970

10.53%

P.O. 2052

Jersey City, NJ 07303-9998

IRA FBO Richard I AA

3,448.9220

15.25%

P.O. 2052

Jersey City, NJ 07303-9998

Ameritrade Enterprise

1,166.4620

5.16%

PO Box 9446

Minneapolis, MN 55474

Kulp George

2,180.8810

8.39%

707 2nd Avenue South

Minneapolis, MN 55402

Dana Large Cap Core Fund – Class C Shares

Name & Address

                                Shares

                                    Percentage of Fund

Trinity Fiduciary Partners, LLC

1.0110

100.00%

2214 Michigan Ave. Ste E

Arlington, TX 76013.

MANAGEMENT OWNERSHIP

As of February 29, 2012, the Trustees and officers owned of record or beneficially less than 1.00% of the outstanding shares of any of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The trustees selected Trinity Fiduciary Partners, LLC as the investment adviser to the Funds.  As managing member and owner of a controlling interest, Samuel J. Saladino, III retains control over the operations of the Adviser.   Trinity Fiduciary Partners, LLC is an investment advisory company registered with the U.S. Securities and Exchange Commission.  It is a Texas Limited Liability Company that was founded in 2005.  Trinity’s current advisory activities consist of providing investment supervisory services to the Epiphany Funds Trust investment screening; investment supervisory services for separate account clients; and consulting with individuals and institutions.  Samuel J. Saladino, III is Chief Executive Officer of Trinity.  As of December 31, 2011, Trinity had $34.7 million in assets under management.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objective and policies.  As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Epiphany FFV Fund, Hillcrest FFV Small Cap Value Fund, Dana Large Cap Core Fund and a rate of 0.50% for the Epiphany FFV Strategic Income Fund and a rate of [1.00%] for the FFV Latin America Fund.  For the fiscal period ended October 3 1, 2009, the Adviser received $0 in advisory fees, after waivers. For the fiscal period ended October 31, 2010, the Adviser received $0 in advisory fees, after waivers.  For the fiscal period ended October 31, 2011, the Adviser received $0 in advisory fees, after waivers.

The Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Funds. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

Sub-Advisers

The Adviser has contracted with a sub-adviser, Dana Investment Advisors, Inc. (“Dana”), to provide portfolio management to certain Funds. Dana Investment Advisors, Inc, located at 15800 W. Bluemound Road Suite 250 Brookfield, WI 53005-6026 is a 100% employee-owned, Sub Chapter S Corporation that became an SEC Registered Investment Advisor on April 1, 1985.  The firm has over 2,500 retail and institutional clients throughout the United States.  As of December 31, 2011, Dana had $3.3 billion in assets under management.

Under the terms of the sub-advisory agreement (the “Sub-Advisory Agreement”), Dana, subject to the supervision of the Adviser and Board of Trustees of the Trust, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objective and policies.  The Adviser, not the Fund, pays Dana an annual fee of 0.375% of the average daily net assets of the Epiphany FFV Strategic Income Fund and 0.6375% of the average daily net assets of the Dana Large Cap Core Fund.

The Adviser has contracted with a sub-adviser, Hillcrest Asset Management LLC. (“Hillcrest”), to provide portfolio management to certain Funds. Hillcrest Asset Management LLC., located at 14180 North Dallas Parkway, Suite 650, Dallas, Texas 75254, is a registered investment adviser, which was established in 2007.  The firm, which is independent and majority-owned by the employees, provides discretionary investment management services to corporate and public retirement plans, charitable foundation, and endowments, private individuals and family offices and sub-adviser platforms.  As of December 31, 2011, Hillcrest had $22.05 million in assets under management.

Under the terms of the sub-advisory agreement (the “Sub-Advisory Agreement”), Hillcrest, subject to the supervision of the Adviser and Board of Trustees of the Trust, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objective and policies.  The Adviser, not the Fund, pays Hillcrest an annual fee of 0.5625% of the average daily net assets of the Hillcrest FFV Small Cap Value Fund.

The Sub-Advisory Agreements will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Funds. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

Portfolio Management

Each of the Portfolio Managers is also responsible for managing other account portfolios in addition to the respective Funds that they manage.  Management of other accounts in additions to the Funds can present certain conflicts of interest, including those associated with different fee structures and various trading practices.  The Adviser has implemented specific policies and procedures to address any potential conflicts.

The Adviser and Sub-Adviser manage certain accounts, including private investment funds for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”).  As a result of the performance based fee component, the Adviser may receive additional revenue related to the Performance Fee Accounts.  None of the Portfolio Managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate Portfolio Managers and all staff.

The following tables indicate the number of accounts and assets under management (in millions) for each type of account as of October 31, 2011.

Samuel J. Saladino, III, Portfolio Manager, Epiphany FFV Fund, Epiphany FFV Latin America Fund and Hillcrest FFV Small Cap Value Fund.

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	2	0	10.1	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	58	0	12.6	0

Brian Bruce, Portfolio Manager and Hillcrest FFV Small Cap Value Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	5	0	21.11	0

Duane Roberts, Portfolio Manager and Dana Large Cap Core Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	3	0	19.8	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	331	2	592	4.6

Greg Dahlman, Portfolio Manager, Dana Large Cap Core Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	9.7	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	72	2	199	4.6

David Stamm, Portfolio Manager, Dana Large Cap Core Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	9.7	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	88	2	121	4.6

Michael Honkamp, Portfolio Manager, Epiphany FFV Strategic Income Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	9.6	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	88	0	121	0

J. Joseph Veranth, Portfolio Manager, Epiphany FFV Strategic Income Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	0	9.6	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	86	0	1,091	0

Javier Creixell, Portfolio Manager, Epiphany FFV Latin America Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

The Adviser and Sub-Adviser s do not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Funds and the other accounts listed above.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts.  The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts.   Another potential conflict of interest may arise where another account has the same investment objective as one of the Funds, whereby the portfolio manager could favor one account over another.  Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

All portfolio managers are paid by their adviser a competitive base salary based on experience, external market comparison to similar positions, and other business factors.  As an owner of the Adviser, Mr. Saladino’s total compensation includes a salary and a portion of the Adviser’s profits.

The following table shows the dollar range of equity securities beneficially in the Funds owned by Portfolio Managers as of October 31, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Epiphany FFV Fund	Dollar Range of Equity Securities in the Hillcrest FFV Small Cap Value Fund	Dollar Range of Equity Securities in the Epiphany FFV Strategic Income Fund	Dollar Range of Equity Securities in the Dana Large Cap Core Fund	Dollar Range of Equity Securities in the Epiphany FFV Latin America Fund
Samuel J. Saladino, III	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	0
Duane Roberts	0	0	0	$100,001 - $500,000	0
Greg Dahlman	0	0	0	$100,001 - $500,000	0
David Stamm	0	0	$10,001-$50,000	0	0
Michael Honkamp	0	0	$10,001-$50,000	0	0
Robert Leuty	0	0	0	0	0
J. Joseph Veranth	0	0	0	0	0
Javier Creixell	$1-$10,000	0	$10,001-$50,000	0	0
Brian Bruce	0	0	0	0	0

Custodian

The Huntington National Bank, 7 Easton Oval, Columbus, Ohio, 43219, serves as custodian (“Custodian”) to the Funds.  The Custodian acts as the Funds’ depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

Fund Services

Gemini Fund Services (“GFS” or “Transfer Agent” or “Fund Accounting Agent” or “Administrator”), provides the Fund with transfer agent, accounting, compliance and administrative services.  GFS is located at 4020 South 147th Street, Suite 2, Omaha, Nebraska  68137.  GFS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  In addition, GFS provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services, administrative services, and compliance services.  For the fiscal year ended October 31, 2011, GFS earned $266,999 for such services and out of pocket expenses.

Independent Registered Public Accounting Firm

The firm of Sanville & Company (“Auditors”), 1514 Old York Road, Abington, PA 19001, has been selected as independent registered public accounting firm for the Funds for the fiscal year ending October 31, 2012.  Sanville & Company will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested.

Legal Counsel

Thompson Hine LLP (“Legal Counsel”), 41 S. High Street, 17th Floor, Columbus, Ohio 43215, serves as counsel for the Trust and the independent Trustees.

Distributor

Effective February 16, 2012, Rafferty Capital Markets, LLC, ("Distributor"), 59 Hilton Avenue, Garden City, NY 11530 serves as the principal underwriter of the Trust pursuant to a Distribution Agreement dated January 17, 2012.  Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to the Trust, such continuance is approved at least annually by (i) by the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

The Distributor enters into selling agreements with intermediaries that solicit orders for the sale of shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities.

Prior to February 16, 2012, Northern Lights Distributors, LLC (“NLD”) served as principal underwriter to the Trust.  The following table sets forth the total compensation received by NLD from the Fund during the fiscal year ended October 31, 2011:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Epiphany FFV Fund	$28	$0	$0	$*
Hillcrest FFV Small Cap Value Fund	$28	$0	$0	$*
Dana Large Cap Core Fund	$28	$0	$0	$*
Epiphany FFV Strategic Income Fund	$28	$0	$0	$*
The Distributor also receives 12b-1 fees from Funds as described under the previous section entitled “Distribution Plans”.
* The Distributor received $3,213 from the Adviser as compensation for its distribution services to the Funds.
The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser or Sub-Adviser is responsible for the Funds’ portfolio decisions and the placing of the Funds’ portfolio transactions.  In placing portfolio transactions, the Adviser or Sub-Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser or Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser or Sub-Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser or Sub-Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser or Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser or Sub-Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser or Sub-Adviser may place portfolio transactions with brokers or dealers that promote or sell the Funds’ shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser or Sub-Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser or Sub-Adviser in connection with its services to the Funds.  Although research services and other information are useful to the Funds and the Adviser or Sub-Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser or Sub-Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser or Sub-Adviser of performing its duties to the Funds under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When one of the Funds and another of the Adviser’s or Sub-Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser or Sub-Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser or Sub-Adviser believes an adjustment is reasonable.

 For the period ended October 31, 2009, Epiphany FFV paid $1,992 in brokerage commissions.  For the period ended October 31, 2010, the Epiphany FFV Fund, Hillcrest FFV Small Cap Value Fund, Epiphany FFV Strategic Income Fund, and Dana Large Cap Core Fund paid $5,608, $957, $1,279 and $1,976 respectively, in brokerage commissions.  For the period ended October 31, 2011, the Epiphany FFV Fund, Hillcrest FFV Small Cap Value Fund, Epiphany FFV Strategic Income Fund and Dana Large Cap Core Fund paid $7,325, $1,457, $3,232 and $4,293 respectively, in brokerage commissions.  The significant variation in the Funds’ brokerage commissions for the two most recently completed fiscal years was related to the increasing size of the Funds.

PORTFOLIO TURNOVER

The Funds’ portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.    For the fiscal year ended October 31, 2009, the Epiphany FFV Fund’s portfolio turnover rate was 14%. For the fiscal year ended October 31, 2010, the Epiphany FFV Fund, Hillcrest FFV Small Cap Value Fund, Epiphany FFV Strategic Income Fund, and Dana Large Cap Core Fund’s portfolio turnover rate was 174%, 96%, 35% and 32%, respectively. For the fiscal year ended October 31, 2011, the Epiphany FFV Fund, Hillcrest FFV Small Cap Value Fund, Epiphany FFV Strategic Income Fund, and Dana Large Cap Core Fund’s portfolio turnover rate was 84%, 88%, 53% and 53%, respectively.  The significant variation in the Funds’ portfolio turnover rate for the two most recently completed fiscal years was a result of the realignment of the Funds’ portfolio based on the then market conditions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in the annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Funds may also list the “Top 10 Holdings” and other portfolio information on each Fund in “Fund Fact Sheets” (provided to advisors and other interested parties) quarterly within fifteen days of the end of each calendar quarter. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of a Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Funds may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Funds.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Funds have filed a Form N-CSR or Form N-Q with the SEC.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis (with no lag time) to the Adviser, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Funds.   The Adviser, Sub-Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds.   The Auditors and Legal Counsel receive portfolio holdings information in connection with their review of Forms N-CSR and N-Q.  The Funds disclose portfolio holdings to its proxy voting services (if applicable), printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Funds, the Adviser, the Sub-Adviser, the Transfer Agent, the Fund Accounting Agent, the Custodian, the Auditors and Legal Counsel are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Board.  To address conflicts of interest between shareholders on the one hand and those of service providers on the other, any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Funds’ shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of shareholders of the Funds and those of the Adviser or Sub-Adviser, or any affiliated person of the Funds or the Adviser or Sub-Adviser. Additionally, the Adviser or Sub-Adviser, and any affiliated persons of the Adviser or Sub-Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds’ portfolio holdings.  The Funds’ Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv)  understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Funds’ Adviser, Sub-Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Funds’ portfolio holding and the duty not to trade on the non-public information.  The Funds believe, based upon their size and history, that these are reasonable procedures to (i) protect the confidentiality of the Funds’ portfolio holdings, (ii) provide sufficient protection against personal trading based on the information, and (iii) address conflicts of interest between shareholders on the one hand and those of service providers on the other.

DETERMINATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

The price (net asset value) and the public offering price (net asset value plus the applicable sales charge) of the shares of the Funds is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “Calculating Share Price” in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Securities traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Lacking a last sale price or Official Closing Price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser or Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The Funds intend to qualify under Subchapter M of the Internal Revenue Code.  Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Funds, by paying out substantially all of their investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a “regulated investment company” under Sub-Chapter M, at least 90% of a Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of a Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Funds to be considered a personal holding company subject to normal corporate income taxes.  The Funds then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Funds.  Any subsequent dividend distribution of the Funds’ earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on “qualifying dividends” to 15% (5% for those in 10% or 15% income tax bracket). The Funds may invest in companies that pay “qualifying dividends.”  Investors in the Funds may benefit from the new tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Funds.

Tax Distribution: The Funds’ distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of a Fund, may be subject to federal income tax payable by shareholders. All income realized by the Funds including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Federal Withholding: The Funds are required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Funds that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Funds’ shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the adviser’s proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of shareholders of the Funds.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote will be cast.

The Adviser’s policies and procedures are attached as Appendix A.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-800-320-2185.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 1-800-320-2185 and will be sent within three business days of receipt of a request.

Fund Performance Calculation

From time to time performance information for the Funds showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports.  Such performance figures are based on historical earnings and are not intended to indicate future performance.  Average annual total returns of the Funds will be calculated for the most recent 1, 5 and 10 year periods or, if the Funds have not been in existence for any such period, for the period since the Funds began operations.  Average annual total return is measured by comparing the value of an investment in the Funds at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions.  Consequently, total return will fluctuate and is not necessarily representative of future results.  Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations.  These fees, if charged, will reduce the actual performance from that quoted.  If the Adviser voluntarily waives all or a part of its fees, the total return of the Funds will be higher than it would be in the absence of such voluntary waiver.

Calculation of Average Annual Total Returns

Average annual total return is a measure of the change in value of the investment in the Funds over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Funds immediately rather than paid to the investor in cash.  Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

The Funds may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Other Quotations of Total Return

The Funds may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor’s, Barclays Capital, Morgan Stanley Capital International and Russell Investments, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index.  Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today.  In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:  (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.  The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications.  These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating.  Such ratings are based on a fund’s historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund’s investment category or class.  The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively:  Lowest, Below Average, Neutral, Above Average and Highest

FINANCIAL STATEMENTS

The financial statements and independent auditors report required to be included in the Statement of Additional Information will be incorporated herein by reference to the Trust’s Annual Report to Shareholders for the period ended October 31, 2011. The Trust will provide the Annual Report without charge at written or telephone request.

APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

The following guidelines indicate the positions that will be taken by the Adviser on proxy ballot issues and how we plan to vote shares held by the Funds.  We do not delegate our proxy voting authority or rely solely on third-party recommendations to vote our shares.  We will consider the views of the management of portfolio companies, but we will seek to vote in a manner we feel is in both the best economic and ethical interest of our shareholders.

These guidelines do not include all potential voting issues and may be amended from time to time.

Promoting Human Dignity

We will vote for shareholder resolutions directed towards protecting and promoting human rights.  We would consider human rights to include encouraging companies to provide sufficient wages, working conditions, and other social benefits that enable their employees to meet basic human needs, and to encourage companies to promote fundamental human rights when they have operations in countries that have documented practices that deny or violate the human rights of its citizens.

We will vote for shareholder resolutions directed towards equal opportunities for minorities and women, including inclusion on corporate boards and among senior management.

We will vote for shareholder resolutions that encourage media companies to develop responsible and family-oriented program content.

Protecting the Environment

We will vote for shareholder resolutions which encourage companies to undertake reasonable and effective initiatives for energy conservation and the development of alternate renewable and clean energy resources.

We will vote for shareholder resolutions that reduce a company’s negative impact on the environment and that call for the elimination or substitution of toxic compounds use in their products.

Encouraging Corporate Responsibility

We will vote for shareholder resolutions that require companies to report on social and environmental performance and for adoption of Coalition for Environmentally Responsible Economics (CERES)

We will vote for shareholder resolutions directed towards adoption of corporate social responsibility guidelines within companies.

Corporate Governance

We will vote for resolutions that require Board membership to consist of a majority of Directors who are independent from management.

We will vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions.

We will vote 1 year for frequency of executive compensation review.

We will vote against ratification of the audit firm of a company in instances where consulting fees exceed audit fees.

We will vote against resolutions to allow U.S.-based corporations to reincorporate to a foreign country.

We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

We will vote for confidential shareholder voting.

We will vote against the creation of dual stock classes.

We will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

We will vote issues of executive compensation on a case-by-case basis.

We will vote for shareholder resolutions requesting companies to review and report on executive compensation.

We will vote against severance packages that exceeds 2 times annual salary and bonus.

We will vote on stock option plans on a case-by-case basis, but will generally be supportive of plans that include a wider number of employees to participate and will generally not be supportive of plans that are heavily weighted toward executive management only.

We will vote for the use of reasonable performance-based stock options which tie executive compensation more closely to company performance.

We will vote for the authorization of additional common stock necessary to facilitate a stock split; we will evaluate proposals on reverse stock splits and the authorization of additional shares of common stock for reasons other than a stock split on a case-by-case basis.

We will vote for management proposals to institute open-market share repurchase plans on a case-by-case basis.

We will consider all merger and acquisitions on a case-by-case basis.

We will generally vote against any proposals that seek to deter a company from being acquired by another company.

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation.

(a.1.)

Copy of Registrant's Declaration of Trust is incorporated by reference to Exhibit 23(a) to the Registrant’s Statement on Form N-1A filed with the Securities Exchange Commission (“SEC”) on  October 17, 2006.

(a.2.)

Amendment to Declaration of Trust is incorporated by reference to Exhibit 23(a.2) to the Registrant’s Post-Effective Amendment No. 4 filed with the SEC on February 26, 2009.

(a.3.)

Amendment to Declaration of Trust is incorporated by reference to Exhibit 28(a.3) to the Registrant’s Post-Effective Amendment No. 8 filed with the SEC on December 30, 2010.

(a.4)

Amendment of Declaration of Trust is filed herewith.

(b) By-Laws. Copy of Registrant's By-Laws are incorporated by reference to Exhibit 23(b) to the Registrant's Registration Statement on Form N-1A filed with the SEC on October 17, 2006.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(d.1.)  Form of Management Agreement with Trinity Fiduciary Partners, LLC is incorporated by reference to Exhibit 23(d)(1) to the Registrant's Pre-Effective Amendment No. 1 filed with the SEC on December 8, 2006.

(d.2.)  Form of Letter Agreement with Trinity Fiduciary Partners, LLC is incorporated by reference to Exhibit 23(d)(2) to the Registrant's Pre-Effective Amendment No. 1 filed with the SEC on December 8, 2006.

(d.3.)  Management Agreement with Trinity Fiduciary Partners, LLC as to the Epiphany FFV Focused Fund, Epiphany FFV Strategic Income Fund and Epiphany Core Equity Fund is incorporated by reference to Exhibit 28(d)(3) to the Registrant's Post-Effective Amendment No. 8 filed with the SEC on December 30, 2010.

(d.4.)  Letter Agreement with Trinity Fiduciary Partners, LLC as to the Epiphany FFV Focused Fund, Epiphany FFV Strategic Income Fund and Epiphany Core Equity Fund is incorporated by reference to Exhibit 28(d)(4) to the Registrant's Post-Effective Amendment No. 8 filed with the SEC on December 30, 2010.

(d.5.)  Sub-Advisory Agreement between Trinity Fiduciary Partners, LLC and Dana Investment Advisors, Inc is incorporated by reference to Exhibit 28(d)(5) to the Registrant's Post-Effective Amendment No. 8 filed with the SEC on December 30, 2010.

(d.6.)  Form of Amended Management Agreement with Trinity Fiduciary Partners, LLC to add the Epiphany Latin America Fund  is incorporated by reference to Exhibit 28(d)(6) to Registrant’s Post-Effective Amendment No. 13 filed with the SEC on February 28, 2012.

(d.7.)  Form of Letter Agreement with Trinity Fiduciary Partners, LLC as to the Epiphany Latin America Fund is incorporated by reference to Exhibit 28(d)(7) to Registrant’s Post-Effective Amendment No. 13 filed with the SEC on February 28, 2012.

(d.8.)   Sub-Advisory Agreement between Trinity Fiduciary Partners LLC and Hillcrest Asset Management, LLC   is incorporated by reference to Exhibit 28(d)(8) to Registrant’s Post-Effective Amendment No. 13 filed with the SEC on February 28, 2012.

(d.9.)  Management Agreement with Trinity Fiduciary Partners, LLC to add the Epiphany Latin America Fund is filed herewith.

(d.10.)  Letter Agreement with Trinity Fiduciary Partners, LLC as to the Epiphany Latin America Fund is filed herewith.

(e) Underwriting Contracts.

(e.1.) Underwriting Agreement between the Registrant and Northern Lights Distributors LLC is incorporated by reference to Exhibit 28(e) to the Registrant's Post-Effective Amendment No. 8 filed with the SEC on December 30, 2010.

(e.2.) Underwriting Agreement between the Registrant and Rafferty Capital Markets, LLC, dated January 17, 2012, effective March 1, 2012 is incorporated by reference to Exhibit 28(e)(2) to Registrant’s Post-Effective Amendment No. 13 filed with the SEC on February 28, 2012.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Custody Agreement with The Huntington National Bank is incorporated by reference to Exhibit 23(g) to the Registrant's Pre-Effective Amendment No. 1 filed with the SEC on December 8, 2006.

(h) Other Material Contracts.

(h.1.) Fund Services Agreement between the Registrant and Gemini Fund Services, LLC (“GFS”) is incorporated by reference to Exhibit 28(h) to the Registrant's Post-Effective Amendment No. 8 filed with the SEC on December 30, 2010.

(h.2.) Amended Fund Services Agreement between the Registrant and GFS to add the Epiphany Latin America Fund is incorporated by reference to Exhibit 28(h)(2) to Registrant’s Post-Effective Amendment No. 13 filed with the SEC on February 28, 2012.

(i) Legal Opinion.

(i.1.) Opinion and Consent of Counsel is filed herewith.

(j) Other Opinions. Consent of Auditors is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Subscription Agreement of the Initial Investor is incorporated by reference to Exhibit 23(l) to the Registrant's Pre-Effective Amendment No. 1 filed with the SEC on December 8, 2006.

(m) Rule 12b-1 Plan.

(m.1.)  Form of Class N Plan of Distribution Pursuant to Rule 12b-1 is incorporated by reference to Exhibit 23(m)(1) to the Registrant's Post-Effective Amendment No. 1 filed with the SEC on May 18, 2007.

(m.2.) Form of Class A Plan of Distribution Pursuant to Rule 12b-1 is incorporated by reference to Exhibit 23(m)(2) to the Registrant's Post-Effective Amendment No. 1 filed with the SEC on May 18, 2007.

(m.3.) Form of Class C Plan of Distribution Pursuant to Rule 12b-1 is incorporated by reference to

Exhibit 23(m)(3) to the Registrant's Post-Effective Amendment No. 1 filed with the SEC on May 18, 2007.

(m.4.)  Class N Plan of Distribution Pursuant to Rule 12b-1 for Epiphany FFV Fund, Epiphany FFV Focused Fund, Epiphany FFV Strategic Income Fund and Epiphany Core Equity Fund is incorporated by reference to Exhibit 28(m.4) to the Registrant's Post-Effective Amendment No. 8 filed with the SEC on December 30, 2010.  Revised Class N Plan of Distribution Pursuant to Rule 12b-1 to add Epiphany Latin America Fund is incorporated by reference to Exhibit 28(m)(4) to Registrant’s Post-Effective Amendment No. 13 filed with the SEC on February 28, 2012.

(m.5.)  Class A Plan of Distribution Pursuant to Rule 12b-1 for Epiphany FFV Fund, Epiphany FFV Focused Fund, Epiphany FFV Strategic Income Fund and Epiphany Core Equity Fund is incorporated by reference to Exhibit 28(m.5) to the Registrant's Post-Effective Amendment No. 8 filed with the SEC on December 30, 2010.  Revised Class A Plan of Distribution Pursuant to Rule 12b-1 to add Epiphany Latin America Fund is incorporated by reference to Exhibit 28(m)(5) to Registrant’s Post-Effective Amendment No. 13 filed with the SEC on February 28, 201.

(m.6.)  Class C Plan of Distribution Pursuant to Rule 12b-1 for Epiphany FFV Fund, Epiphany FFV Focused Fund, Epiphany FFV Strategic Income Fund and Epiphany Core Equity Fund is incorporated by reference to Exhibit 28(m.6) to the Registrant's Post-Effective Amendment No. 8 filed with the SEC on December 30, 2010.  Revised Class C Plan of Distribution Pursuant to Rule 12b-1 to add Epiphany Latin America Fund is incorporated by reference to Exhibit 28(m)(6) to Registrant’s Post-Effective Amendment No. 13 filed with the SEC on February 28, 2012.

(n) Rule 18f-3 Plan.

(n.1.)  Form of Multi-Class Plan Pursuant to Rule 18f-3 is incorporated by reference to

Exhibit 23(n) to the Registrant's Pre-Effective Amendment No. 2 filed with the SEC on May 18, 2007.

(n.2.)  Amended Multi-Class Plan Pursuant to Rule 18f-3 is incorporated by reference to Exhibit 28(n.2) to the Registrant's Post-Effective Amendment No. 8 filed with the SEC on December 30, 2010.

(n.3)  Amended Multi-Class Plan Pursuant to Rule 18f-3 to add Epiphany Latin America Fund to be filed by amendment is incorporated by reference to Exhibit 28(n)(3) to Registrant’s Post-Effective Amendment No. 13 filed with the SEC on February 28, 2012.

(o) Reserved.

(p) Code of Ethics.

(p.1.)  Code of Ethics for the Registrant and the Adviser is incorporated by reference to Exhibit 23(p)(1) to the Registrant's Pre-Effective Amendment No. 1 filed with the SEC on December 8, 2006.

 (p.2.) Code of Ethics for Dana Investment Advisor, Inc. is incorporated by reference to Exhibit 28(p.2) to the Registrant's Post-Effective Amendment No. 8 filed with the SEC on December 30, 2010.

(p.3.) Code of Ethics for Gemini Fund Services, LLC and Northern Lights Distributors, LLC is incorporated by reference to Exhibit 28(p.3) to the Registrant's Post-Effective Amendment No. 8 filed with the SEC on December 30, 2010.

(p.4.) Code of Ethics for Hillcrest Asset Management, LLC is incorporated by reference to Exhibit 28(p)(4) to Registrant’s Post-Effective Amendment No. 13 filed with the SEC on February 28, 2012.

(q) Powers of Attorney. Powers of Attorney of the Registrant (and a Certificate with respect thereto) and the Trustees and Officers of the Registrant are incorporated by reference to Exhibit 23(q) to the Registrant's Pre-Effective Amendment No. 1 filed with the SEC on December 8, 2006.

Item 29. Control Persons. None.

Item 30. Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which is included. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Fund Services Agreement with GFS provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with the Agreement.

Item 31. Activities of Investment Adviser.

Trinity Fiduciary Partners LLC, 106 Decker Court, Suite 225, Irving, TX 75062 is a registered investment adviser.  Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-63911.  Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Dana Investment Advisors, Inc, 15800 W. Bluemound Rd. Suite 250 Brookfield, WI 53005-6026 is a registered investment adviser.  Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-14828.  Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Hillcrest Asset Management, LLC, 14180 North Dallas Parkway, Suite 650, Dallas, Texas 75254 is a registered investment adviser.  Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-72834.  Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Item 32. Principal Underwriter.

Effective March 1, 2012, Rafferty Capital Markets, LLC, ("RCM"), serves as the principal underwriter of the Trust pursuant to a Distribution Agreement dated January 17, 2012.  Prior to March 1, 2012, Northern Lights Distributors, LLC (“NLD”) served as principal underwriter to the Trust.

RCM also acts as the principal underwriter to Acadia Funds, Archer Funds Aviemore Funds, Bretton Funds, Castle Focus Funds, Chou America funds, Christopher Weill Funds Conestoga Funds, Cottonwood Mutual Funds, Direxion Funds, Entrepreneur Funds, FMI Funds, HNP Capital Growth & Preservation Fund, Leuthold Funds, Marketocracy Funds, Neiman Funds, New Frontiers KC India Fund, Oracle Fund, Paradigm Fund, PIP New Generation Fund, Ranger Funds, Satuit Funds Sparrow Funds, Turquoise Funds, Wireless Fund, and Yacktman Funds.

RCM is registered with the Securities and Exchange Commission as a Broker-Dealer and is a member of Financial Regulatory Authority, Inc. The principal business address of RCM is 59 Hilton Avenue, Garden City, NY 11530.

To the best of the Registrant’s knowledge, the following are members and officers of RCM:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Thomas Mulrooney	President	None
Stephen Sprague	Secretary & Treasurer	None

c.

Commission information will be supplied in subsequent amendments.

Item 33. Location of Accounts and Records.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchanged Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

GFS, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, provides transfer agent and dividend disbursing services pursuant to a Fund Services Agreement between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137, serves as principal underwriter for the Trust, and maintains all records required to be maintained pursuant to the Funds’ Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

All records relating to the activities of the Funds’ Custodian are maintained at the office of the Custodian, The Huntington National Bank, at 7 Easton Oval, Columbus, Ohio, 43219.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 15 to its Registration Statement signed on its behalf by the undersigned, on the 12th day of March, 2012.

Epiphany Fund

/s/Samuel J. Saladino III

Samuel J. Saladino III

President, Epiphany Funds

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/Kevin Wolf

3/12/12

Kevin Wolf

Date

Treasurer (Principal Financial Officer/ Principal Accounting Officer)

/s/Robert J. Mitchell

3/12/12

Robert J. Mitchell

Date

Trustee

/s/Dr. William R. Reichenstein

3/12/12

Dr. William R. Reichenstein

Date

Trustee

/s/J. Kenneth Dalton

3/12/12

J. Kenneth Dalton

Date

Trustee

/s/Samuel J. Saladino, III

3/12/12

Samuel J. Saladino, III

Date

President (Chief Executive Officer) and Trustee

EXHIBIT INDEX

Exhibit	Exhibit No.
Amendment to Declaration of Trust	(a.4)
Management Agreement	(d.9)
Letter Agreement	(d.10)
Opinion and Consent of Counsel	( i.1)
Consent of Auditors	(j)